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                                                                    EXHIBIT 10.9



                     EXECUTIVE SECURITIES PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT is made as of April 30, 1996, between Peter Henseler ("Pledgor"), and Collectible Champions, Inc., a Delaware corporation (the "Company").

         The Company and Pledgor are parties to an Securities Purchase Agreement, dated as of the date hereof, (the "Purchase Agreement"), pursuant to which Pledgor purchased 2,500 shares of the Company's Common Stock, par value $.01 per share (the "Common"), (ii) 226.43 shares of its Series A Preferred Stock, par value $.01 per share (the "Series A Preferred") and (iii) a junior subordinated promissory note in the form set forth in Exhibit B to the Purchase Agreement in the aggregate principal amount of $95,615 (the "Subordinated Note") collectively, with the Common and the Series A Preferred, the "Pledged Securities"). The Company has allowed Pledgor to purchase the Pledged Securities under the Purchase Agreement by delivery to the Company of a promissory note (the "Note") in the aggregate principal amount of $120,758. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Securities.

         NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Securities, Pledgor and the Company hereby agree as follows:

         1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Securities as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

         2. Delivery of Pledged Securities. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company (i) the certificates representing the Pledged Securities which are Stock and (ii) the instrument representing the Subordinated Note together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

         3. Voting Rights; Cash Dividends; Interest. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Securities and shall be entitled to receive all cash dividends paid in respect of the Pledged Securities. Upon the occurrence of and during the continuance of any such default, (i) Pledgor shall no longer be able to vote the Pledged Securities which are entitled to vote and (ii) the Company shall retain all such cash dividends and interest payable on the Pledged Securities as additional security hereunder.



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          4.    Stock Dividends; Distributions, etc.  If, while this Pledge
Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Securities (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Securities hereunder.

         5. Default. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Securities (including the right to vote the Pledged Securities which are stock and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Illinois or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Securities at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Securities after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Securities offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Securities remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

         6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Securities hereunder.

         7. Payment of Indebtedness and Release of Pledged Securities. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Securities to Pledgor together with all forms of assignment.

         8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledged Securities, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on each of the Note has been repaid, Pledgor shall not


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(i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Securities or Pledgor's rights or a holder thereof, other than pursuant to this Agreement and the Executive Agreement, or (ii) sell or otherwise transfer any Pledged Securities or any interest therein.

         9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

        10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        11. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

        12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall, together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its respective successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois.

                                 *  *  *  *  *



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                IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                       /s/ Peter J. Henseler
                                       ------------------------------------
                                       Peter Henseler


                                       COLLECTIBLE CHAMPIONS, INC.

                                       By: /s/ Robert E. Dods
                                          ---------------------------------
                                       Its:    President
                                           --------------------------------


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